Rule 497(e)
1940 Act File No. 811-07831
1933 Act Reg. No. 333-12745

FMI FUNDS, INC.

SUPPLEMENT TO THE
STATEMENT OF ADDITIONAL INFORMATION DATED JANUARY 31, 2005

THIS SUPPLEMENT IS DATED AND EFFECTIVE AS OF JUNE 30, 2005

        The FMI Large Cap Fund previously identified as one of its investment considerations that it would limit its investments in securities of foreign issuers or in American Depositary Receipts of such issuers to 10% of its net assets. The Large Cap Fund has amended this investment consideration to provide that the Large Cap Fund may invest in securities of foreign issuers traded on a foreign securities exchange or in American Depository Receipts of such issuers, but will limit its investments in such securities to 15% of its net assets. The Large Cap Fund may invest in foreign securities traded on a national securities exchange or listed on an automated quotation system sponsored by a national securities association, and such investments are not subject to the 15% limitation. The following disclosure supplements the discussion under the caption “Investment Considerations” on page 4 of the Statement of Additional Information:

“American Depositary Receipts (“ADRs”) are U.S. dollar-denominated receipts generally issued by a domestic bank evidencing its ownership of a security of a foreign issuer. ADRs generally are publicly traded in the United States. ADRs are subject to many of the same risks as direct investments in foreign securities, although ownership of ADRs may reduce or eliminate certain risks associated with holding assets in foreign countries, such as the risk of expropriation. ADRs may be issued as sponsored or unsponsored programs. In sponsored programs, the issuer makes arrangements to have its securities traded as depositary receipts. In unsponsored programs, the issuer may not be directly involved in the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, the issuers of unsponsored depositary receipts are not obligated to disclose material information in the United States and, therefore, the import of such information may not be reflected in the market value of such securities.”

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        Prospective investors and shareholders who have questions about FMI Large Cap Fund should call 1-800-811-5311 or write to FMI Funds, Inc. at 100 East Wisconsin Avenue, Suite 2200, Milwaukee, Wisconsin 53202, Attention: Corporate Secretary.